, 1994



State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02101

     Re:  Reaffirmation of Multi-Entity
          Guaranty dated January 17, 1992

Gentlemen:

     Reference is made to a Multi-Entity Guaranty dated January 17, 1992 (the "MULTI-ENTITY GUARANTY"), pursuant to which each of the undersigned, Diamond Press Company ("DIAMOND") and Rosalco Woodworking, Inc. ("WOODWORKING") guaranteed the obligations of each other to State Street Bank and Trust Company (the "BANK").

     Each of the undersigned (including the Bank) hereby acknowledges and agrees that: (i) the Multi-Entity Guaranty shall remain in full force and effect without modification, counterclaim, offset or defense; (ii) each of the undersigned shall continue to guarantee all obligations of the other to the Bank; (iii) Diamond has sold all of its assets and is no longer an active corporation; and (iv) Woodworking has merged into Rosalco, Inc.

     Please acknowledge your agreement to the matters contained herein by signing this letter in the space provided and returning it to the undersigned.

                              Very truly yours,

                              JAYARK CORPORATION

                              By:
                                 --------------------------------
                                 David L. Koffman, President

                              ROSALCO, INC.


                              By:
                                 --------------------------------
                                 David L. Koffman, President

                              AVES AUDIO VISUAL SYSTEMS, INC.


                              By:
                                 --------------------------------
                                 David L. Koffman, Vice President
ACCEPTED AND AGREED TO:

STATE STREET BANK AND TRUST COMPANY


By:
   ------------------------------------